EXHIBIT 99.1

1 www.murphyoilcorp.com NYSE: MUR 1 INVESTOR UPDATE MARCH 2025

2 www.murphyoilcorp.com NYSE: MUR 2 Cautionary Statement Cautionary Note to US Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions . We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “net risked PMEAN resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC . The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC . Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10 - K filed with the SEC and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website . This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions . These statements, which express management’s current views concerning future events, results and plans, are subject to inherent risks, uncertainties and assumptions (many of which are beyond our control) and are not guarantees of performance . In particular, statements, express or implied, concerning the company’s future operating results or activities and returns or the company's ability and decisions to replace or increase reserves, increase production, generate returns and rates of return, replace or increase drilling locations, reduce or otherwise control operating costs and expenditures, generate cash flows, pay down or refinance indebtedness, achieve, reach or otherwise meet initiatives, plans, goals, ambitions or targets with respect to emissions, safety matters or other ESG (environmental/social/governance) matters, make capital expenditures or pay and/or increase dividends or make share repurchases and other capital allocation decisions are forward - looking statements . Factors that could cause one or more of these future events, results or plans not to occur as implied by any forward - looking statement, which consequently could cause actual results or activities to differ materially from the expectations expressed or implied by such forward - looking statements, include, but are not limited to : macro conditions in the oil and gas industry, including supply/demand levels, actions taken by major oil exporters and the resulting impacts on commodity prices ; geopolitical concerns ; increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves ; reduced customer demand for our products due to environmental, regulatory, technological or other reasons ; adverse foreign exchange movements ; political and regulatory instability in the markets where we do business ; the impact on our operations or market of health pandemics such as COVID - 19 and related government responses ; other natural hazards impacting our operations or markets ; any other deterioration in our business, markets or prospects ; any failure to obtain necessary regulatory approvals ; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices ; or adverse developments in the U . S . or global capital markets, credit markets, banking system or economies in general, including inflation and trade policies . For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement, see “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”) and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http : //ir . murphyoilcorp . com . Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the investors page of our website . We may use these channels to distribute material information about the company ; therefore, we encourage investors, the media, business partners and others interested in the company to review the information we post on our website . The information on our website is not part of, and is not incorporated into, this presentation . Murphy Oil Corporation undertakes no duty to publicly update or revise any forward - looking statements . Non - GAAP Financial Measures – This presentation refers to certain forward - looking non - GAAP measures . Definitions of these measures are included in the appendix .

3 www.murphyoilcorp.com NYSE: MUR 3 Agenda 04 01 Exploration Murphy at a Glance 05 02 Looking Ahead Murphy Priorities 06 03 Appendix 2025 Capital and Production Plan

Murphy at a Glance

Murphy is an independent exploration and production company, with a diverse portfolio that provides exploration upside

Multi-Basin Production

Gulf of America	Offshore Canada	Onshore United States	Onshore Canada
Deepwater execution ability is a competitive advantage	Non-operated partner in Terra Nova and Hibernia fields	Eagle Ford Shale on private lands in Texas with ~1,100 future locations on ~120,000 net acres	Tupper Montney ~750 future locations on ~120,000 net acres Kaybob Duvernay ~420 future locations on ~110,000 net acres

High-potential exploration focused in Gulf of America, Vietnam and Côte d'Ivoire

Financial discipline maintaining leading balance sheet

Long history of delivering shareholder returns through dividends and share buybacks

Meaningful board and management ownership, supported by multi-decade founding family

FY 2024 Production[1]


17%
39%
177
MBOEPD
44%

2024 Proved Reserves[1]


24%
54%
713
MMBOE
22%

■ US Onshore ■ Offshore ■ Canada Onshore

1 Excluding noncontrolling interest. Proved reserves are based on year-end 2024 third-party audited volumes using SEC pricing. Figures may not add to 100 percent due to rounding

Note: Future locations and net acres as of Dec 31, 2024

MURPHY OIL CORPORATION
75 YEARS OF INSPIRED ENERGY SOLUTIONS
www.murphyoilcorp.com
NYSE: MUR
4

5 www.murphyoilcorp.com NYSE: MUR 5 MURPHY PRIORITIES

Advancing Strategic Priorities

DELEVER

- Reduced debt by $50 MM in FY 2024
- Achieved lowest net debt in over a decade at ~$850 MM
- Reduced debt by ~60% since FY 2020
- Committed to achieving long-term debt goal of ~$1.0 BN

EXECUTE

- Produced 177 MBOEPD in FY 2024
- Preparing for Lac Da Vang (Golden Camel) development drilling and progressing platform construction in Vietnam
- Brought online 36 operated and 20 non-operated onshore wells in FY 2024
- Brought online offshore development program as planned, including the non-operated St. Malo waterflood project in FY 2024
- Maintained reserve life of 11 years with total proved reserves of 713 MMBOE at YE 2024[1]

EXPLORE

- Drilled oil discovery at Hai Su Vang-1X (Golden Sea Lion) exploration well in offshore Vietnam with appraisal well planned for 3Q 2025
- Spud operated Lac Da Hong-1X (Pink Camel) exploration well in offshore Vietnam in 1Q 2025
- Initiating three-well exploration program in Côte d'Ivoire in 4Q 2025
- Planning for two operated Gulf of America exploration wells in FY 2025

RETURN

Advanced Murphy 3.0 of Capital Allocation Framework[2]

- **1Q 2025**[3] repurchases totaled $50 MM of stock, or 1.8 MM shares
- **FY 2024** repurchases totaled $300 MM of stock, or 8.0 MM shares
- $600 MM remaining under share repurchase authorization[3]
- Announced 8% increase of quarterly cash dividend to $1.30 / share annualized in 1Q 2025

Production volumes and financial amounts exclude noncontrolling interest, unless otherwise stated
1 Reserves are based on SEC year-end 2024 audited proved reserves and exclude noncontrolling interest
2 Murphy 3.0 is when long-term debt is less than or equals $1.3 BN. During this time, a minimum of 50% of adjusted FCF is allocated to share buybacks and potential dividend increases, with the remainder of adjusted FCF allocated to the balance sheet
3 As of Feb 19, 2025

MURPHY OIL CORPORATION
75 YEARS OF INSPIRED ENERGY SOLUTIONS
www.murphyoilcorp.com
NYSE: MUR
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Delivering Shareholder Returns Within Capital Allocation Framework[1]

Murphy 1.0 –

Long-term debt
> $1.8 BN

Allocate adjusted FCF to long-term debt reduction

Continue supporting the quarterly dividend

Murphy 2.0 –

Long-term debt
of $1.3 BN – $1.8 BN

~75% of adjusted FCF allocated to debt reduction

~25% distributed through share buybacks and potential dividend increases

Murphy 3.0 –

Long-term debt
≤ $1.3 BN

Minimum of 50% of adjusted FCF allocated to share buybacks and potential dividend increases

Up to 50% of adjusted FCF allocated to the balance sheet

$600 MM Board Authorized Share Repurchase Program[2]
Remaining Balance as of February 19, 2025

Adjusted Free Cash Flow Formula

Cash Flow From Operations Before WC Change

(-) Capital expenditures

= Free Cash Flow

(-) Distributions to NCI and projected payments[3]

(-) Quarterly dividend

(-) Accretive acquisitions

= Adjusted Free Cash Flow
(Adjusted FCF)

1 The timing and magnitude of debt reductions and share repurchases will largely depend on oil and natural gas prices, development costs and operating expenses, as well as any high-return investment opportunities. Because of the uncertainties around these matters, it is not possible to forecast how and when the company's targets might be achieved
2 The share repurchase program allows the company to repurchase shares through a variety of methods, including but not limited to open market purchases, privately negotiated transactions and other means in accordance with federal securities laws, such as through Rule 10b5-1 trading plans and under Rule 10b-18 of the Exchange Act. This repurchase program has no time limit and may be suspended or discontinued completely at any time without prior notice as determined by the company at its discretion and dependent upon a variety of factors
3 Other projected payments such as withholding tax on incentive compensation

MURPHY OIL CORPORATION
75 YEARS OF INSPIRED ENERGY SOLUTIONS
www.murphyoilcorp.com
NYSE: MUR
7

8 www.murphyoilcorp.com NYSE: MUR 8 Financial Results Strong Balance Sheet Provides Financial Flexibility for Strategic Priorities Enhancing Financial Position Through Capital Markets Transactions in 2024 • Reduced debt by $50 MM in FY 2024 • Issued $600 MM of 6.000% senior notes due 2032, retired $600 MM of senior notes for debt - neutral transaction • Entered new $1.35 BN senior unsecured credit facility, matures Oct 2029 • Represents ~70% increase from previous facility Four Consecutive Years of Raising Dividend • Increased quarterly dividend 8% in 1Q 2025 to $1.30 / share annualized Optimizing Balance Sheet • $1.8 BN of liquidity 1 includes $1.35 BN credit facility with no borrowings and $424 MM of cash and cash equivalents 2 • ~60% debt reduction since FY 2020 results in ~50% interest expense reduction 1 As of Dec 31 , 2024 2 Inclusive of noncontrolling interest 3 Annual interest expense for bonds, excluding fees and extinguishment costs Bond Maturity Profile 1 $ MM $0 $100 $200 $300 $400 $500 $600 $700 2025 2026 2027 2028 2029 2030 2031 2032 2042 Long - Term Debt Profile 1 $1.27 BN Total Bonds Outstanding 6.1% Weighted Avg Fixed Coupon 9.4 years Weighted Avg Years to Maturity Total Debt Reduction and Interest Expense $ MM $0 $100 $200 $300 $0 $1,000 $2,000 $3,000 YE 2020 YE 2021 YE 2022 YE 2023 YE 2024 Total Interest Expense Total Debt Total Debt Total Interest Expense 3

9 www.murphyoilcorp.com NYSE: MUR 9 Long History of Enhancing Shareholder Returns Continued Focus on Share Repurchases and Dividend Increases • Reduced share count by ~20% since 2013 • Returned ~80% of adjusted free cash flow 1 to shareholders in FY 2024 through buybacks • Repurchased > 13 MM shares since Murphy 2.0 initiated in 3Q 2023 • Returned > $4.2 BN to shareholders since 2012 Shareholder Returns Since Framework Announced $ MM $450 $385 $0 $200 $400 $600 $800 $1,000 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Cumulative Dividends Cumulative Repurchases 1 As defined in non - GAAP reconciliation slides in Appendix 2 As of Feb 19, 2025. Cumulative dividends do not include the declared 1Q 2025 dividend payable on Mar 3, 2025 Total Shares Outstanding by Year Since 2013 MM shares 140 150 160 170 180 190 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q 2025 2 $500 2 $429

Natural Gas Marketing Strategy Provides Price Diversification

- Continuing to mitigate price exposure to AECO in Tupper Montney asset through diversification
- Canada currently produces ~18 BCFD and has seen a consistent increase in demand for natural gas over the last decade
- Multiple Canadian LNG export projects in progress to meet rising Asian demand with potential capacity growth of ~8 BCFD by 2030

FY 2024 Total Natural Gas Price Diversification



AECO
17%
AECO Fixed Price
36%
Henry Hub
5%
Malin
8%
Eastern Canada
7%
US Midwest
10%
Gulf Coast
18%
~480
MMCFD

Source: Canada Energy Regulator and Murphy internal analysis



Canadian Natural Gas Market Sales Points
Ksi Lisims LNG
LNG Canada
Kaybob Duvernay
Tupper Montney
AECO
EMERSON
MALIN
VENTURA
CHICAGO
DAWN
HENRY HUB
Murphy Sales Points
Murphy Producing Asset
LNG Projects

MURPHY OIL CORPORATION
75 YEARS OF INSPIRED ENERGY SOLUTIONS
www.murphyoilcorp.com
NYSE: MUR
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11 www.murphyoilcorp.com NYSE: MUR 11 2025 CAPITAL AND PRODUCTION PLAN

12 www.murphyoilcorp.com NYSE: MUR 12 2025 Capital Plan Allocating Capital to Develop Assets and Increase Future Resource Potential Executing Highly - Accretive Projects • FY 2025 guidance $1,135 MM – $1,285 MM CAPEX • ~60% of spend is in 1H 2025 • ~85% of capital is for development • ~70% of capital is operated Accrual CAPEX, based on midpoint of guidance range and excluding noncontrolling interest FY 2025E CAPEX By Area 45% 30% 11% 12% 2% $ 1,210 MM Offshore US Onshore Canada Onshore Exploration Corporate $0 $200 $400 $600 2024A 2025E Offshore Capital Program $ MM Gulf of America Canada Vietnam and Other $545 $360 Eagle Ford Shale Tupper Montney Kaybob Duvernay $0 $200 $400 $600 2024A 2025E $500 $410 Onshore Capital Program $ MM

13 www.murphyoilcorp.com NYSE: MUR 13 2025 Production Plan Forecasting Production Growth Across Portfolio 1Q 2025 Production Guidance 159 – 167 MBOEPD • 83.5 MBOPD or 51% oil, 57% liquids • Impacted by: • 4.4 MBOEPD of planned operated onshore downtime • 2.9 MBOEPD of planned offshore downtime, primarily non - op FY 2025 Production Guidance 174.5 – 182.5 MBOEPD • 91 MBOPD or 51% oil, 57% liquids • Targeting double - digit oil growth 1Q – 4Q 2025 FY 2025E Production Growth MBOEPD FY 2025E Production By Area Offshore Canada Onshore US Onshore 44% 38% 19% 178.5 MBOEPD 0 50 100 150 200 1Q 2025E 4Q 2025E US Onshore Canada Onshore Offshore Figures may not add due to rounding FY 2025E Wells Online 0 10 20 30 40 1Q 2025E 2Q 2025E 3Q 2025E 4Q 2025E Eagle Ford Shale Kaybob Duvernay Tupper Montney Eagle Ford Shale (Non-Op) Note: Non - op well cadence subject to change per operator plans Eagle Ford Shale non - operated wells adjusted for 26% average working interest

14 www.murphyoilcorp.com NYSE: MUR 14 2025 Eagle Ford Shale Plan Enhancing Portfolio Through Capital Efficiency Gains $360 MM 2025 Capital Budget, 33 MBOEPD • 75% oil, 88% liquids • 35 operated wells online – 18 Karnes, 13 Catarina, 4 Tilden wells • 28 gross non - operated wells online – 10 Tilden, 18 Karnes wells Improved Field Development Plan • ~1,100 future locations on ~120,000 net acres • Optimized development plan improves capital efficiency • 22% increase in average completed lateral length enables lower well count • 9% increase in total field completed lateral feet • 6% reduction in remaining capital for drilling and completions Acreage as of Jan 28, 2025 Eagle Ford Shale Acreage CATARINA TILDEN KARNES FY 2025E Wells Online 0 5 10 15 20 25 1Q 2025E 2Q 2025E 3Q 2025E 4Q 2025E Operated Non-Operated Note: Non - operated well cadence subject to change per operator plans Eagle Ford Shale non - operated wells adjusted for 26% average working interest Murphy Acreage Active Rig Fracking Crew

15 www.murphyoilcorp.com NYSE: MUR 15 2025 Tupper Montney Plan Capital Efficiencies Gained Through Improved Field Development Plan Acreage as of Jan 28 , 2025 1 TPH Analyst Report $85 MM 2025 Capital Budget, 375 MMCFD • 10 operated wells online • Assumes C$2.73 / MMBTU AECO and 6.7% royalty rate Canadian LNG Continues to Gain Support • Ksi Lisims LNG project secured necessary funds for LNG facility and related Prince Rupert Gas Transmission pipeline • Pending approval, project online by early 2030s with ~1.6 BCFD capacity 1 Improved Field Development Plan • 750 future locations on ~120,000 net acres • Optimized development plan improves capital efficiency, increases undiscounted cash flow by 17% across life of field • 15% increase in single well EUR Tupper Montney Acreage 5 0 Miles BC Alberta TUPPER WEST TUPPER MAIN Murphy Acreage Facility Active Rig Fracking Crew

16 www.murphyoilcorp.com NYSE: MUR 16 2025 Kaybob Duvernay Plan Future Oil - Weighted Optionality Acreage as of Jan 28, 2025 $55 MM 2025 Capital Budget, 5 MBOEPD • 64% oil, 74% liquids • 4 operated wells online • 2 operated wells drilled for 2026 completion Improved Field Development Plan • ~420 future locations on ~110,000 net acres • Optimized development plan with increased lateral length and well spacing • 20% capital reduction Kaybob Duvernay Acreage 5 0 Mile s KAYBOB NORTH KAYBOB EAST KAYBOB WEST TWO CREEKS Murphy Acreage Pipeline Facility Battery Wells Active Rig

17 www.murphyoilcorp.com NYSE: MUR 17 2025 Offshore Plan Executing Highly - Accretive Development Projects $545 MM 2025 Offshore Capital Budget 78 MBOEPD Forecast for FY 2025 $410 MM for Gulf of America, 68 MBOEPD • 79% oil, 86% liquids • Primarily for operated and non - op development drilling and field development projects • Conducting a new OBN 1 seismic survey across the Khaleesi, Mormont and Samurai fields • Includes long - lead spending for 2026 - 2027 projects $115 MM for Vietnam and Other Offshore • $110 MM for Lac Da Vang (Golden Camel) field development in Vietnam • $5 MM for Paon field development in Côte d’Ivoire $20 MM for Offshore Canada, 9 MBOEPD • 100% oil • Primarily for non - op Hibernia development drilling Non - Operated 2025 Gulf of America Projects Online Activity Field 2026 2 development wells Lucius 2026 / 2027 1 development well St. Malo 2H 2025 2 development wells Zephyrus Operated 2025 Gulf of America Projects Online Activity Field / Facility 1H 2025 1 workover Delta House 2025 - 2027 4 development wells and 2 workovers King’s Quay 2026 1 development well Dalmatian 2026 1 development well Chinook Figures may not add due to rounding 1 Ocean bottom node

Lac Da Vang (Golden Camel) Field Development Project Update

Cuu Long Basin, Vietnam

Field Overview

- Murphy 40% (Op), PetroVietnam Exploration Production 35%, SK Earthon 25%
- 100 MMBOE estimated gross recoverable resource
- Estimated 10 – 15 MBOEPD net peak production
- $110 MM capital budget for FY 2025

Project Updates

- Commenced LDV-A platform construction in 4Q 2024
- Anticipate signing rig contract for development drilling in 1Q 2025
- Initiated construction of FSO[1] in 1Q 2025
- Targeting first oil in 4Q 2026, development through FY 2029

Cuu Long Basin


Planned Well
Murphy WI Block
Producing Oil Field
Producing Natural Gas Field
Field Development Project
Murphy Discovery
Murphy Exploration Inventory
LAC DA CAM COMPLEX
15-1/05RETAINMENT AREA
LAC DA TRANG
LAC DA VANG
SU TU VANG
LAC DA NAU
HAI SU VANG
LAC DA HONG-1X
SU TU TRANG
15 km
15-1


Lac Da Vang (Golden Camel) – Jacket Fabrication

2025 Key Milestones

Activity	Timing
Initiate FSO[1] construction	1Q 2025
Install LDV-A platform jacket	4Q 2025
Begin development drilling	4Q 2025

Acreage as of Jan 28, 2025
1 Floating storage and offloading vessel

MURPHY OIL CORPORATION
75 YEARS OF INSPIRED ENERGY SOLUTIONS
www.murphyoilcorp.com
NYSE: MUR
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19 www.murphyoilcorp.com NYSE: MUR 19 EXPLORATION

20 www.murphyoilcorp.com NYSE: MUR 20 Gulf of America Exploration Area Miles 50 0 Offshore Platform Murphy WI Block Discovery Key Exploration Project Kodiak Front Runner Medusa Guilder Silver Dollar West Silver Dollar Liberty Longclaw Powerball Ninja Cascade Chinook Lucius St. Malo Whydah/Leibniz/ Guadalupe Delta House Rushmore King’s Quay Ocotillo #1 Dalmatian S. Banjo #1 Zephyrus Cello #1 2025 Exploration Plan • Prospects located near Murphy - operated Delta House FPS 1 • Cello #1 (Mississippi Canyon 385) • Murphy 40% (Op) • Targeting spud 2Q 2025 • $18 MM net well cost • Banjo #1 (Mississippi Canyon 385) • Murphy 40% (Op) • Targeting spud 3Q 2025 • $18 MM net well cost 2025 Gulf of America Exploration Plan Focused on Low - Risk, Infrastructure - Led Exploration 1 Floating production system Acreage as of Jan 28, 2025 Miles 3 0 Banjo #1 Cello #1 Delta House MC385 MC386 MC387 MC431 Marmalard MC255 MC299 MC300 SOB II MC301 Producing Oil Field

21 www.murphyoilcorp.com NYSE: MUR 21 Hai Su Vang - 1X (Golden Sea Lion) Discovery Update Cuu Long Basin, Vietnam Acreage as of Jan 28, 2025 Hai Su Vang - 1X (Golden Sea Lion) Oil Discovery, Block 15 - 2/17 • Murphy 40% (Op), PetroVietnam Exploration Production 35%, SK Earthon 25% • Encountered ~370 feet of net oil pay from two reservoirs, drilled in 149 feet of water • In - line with pre - drill mean to upward gross resource potential • 170 MMBOE – 430 MMBOE • Planning to drill appraisal well in 3Q 2025 Positive Flow Test Results • Achieved facility - constrained flow rate of 10,000 BOPD • High quality, 37 - degree API oil • Gas - oil ratio ~1,100 SCF / BBL BLOCK 15 - 2/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2/10 15 - 2/01 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG HAI SU DEN HAI SU TRANG LAC DA HONG - 1X HAI SU HONG HAI SU VANG - 1X LAC DA TRANG SU TU TRANG LAC DA CAM COMPLEX LAC DA NAU BO XAM 15 km Cuu Long Basin Murphy WI Block Murphy Exploration Inventory Murphy Discovery Field Development Project Planned Well Discovery Well Producing Oil Field PHUONG DONG Producing Natural Gas Field

22 www.murphyoilcorp.com NYSE: MUR 22 2025 Vietnam Exploration Plan Significant Resource Upside in Offshore Vietnam Acreage as of Jan 28, 2025 Lac Da Hong - 1X (Pink Camel) Exploration Well • Block 15 - 1/05, Murphy 40% (Op), PetroVietnam Exploration Production 35%, SK Earthon 25% • Well spud in 1Q 2025 • $10 MM net well cost • Mean to upward gross resource potential • 65 MMBOE – 135 MMBOE Hai Su Vang - 2X (Golden Sea Lion) Appraisal Well • Block 15 - 2/17, Murphy 40% (Op), PetroVietnam Exploration Production 35%, SK Earthon 25% • Targeting spud in 3Q 2025 • Results will help determine high end of resource estimate HAI SU VANG BLOCK 15 - 2/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2/10 15 - 2/01 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG HAI SU DEN HAI SU TRANG LAC DA HONG - 1X HAI SU HONG HAI SU VANG - 1X LAC DA TRANG SU TU TRANG LAC DA CAM COMPLEX LAC DA NAU BO XAM 15 km Cuu Long Basin Murphy WI Block Murphy Exploration Inventory Murphy Discovery Field Development Project Planned Well Discovery Well Producing Oil Field PHUONG DONG Producing Natural Gas Field

23 www.murphyoilcorp.com NYSE: MUR 23 Acreage as of Jan 28, 2025 1 Société Nationale d’Opérations Pétrolières de la Côte d’Ivoire 2025 Côte d’Ivoire Exploration Plan Initiating Three - Well Exploration Program 2025 Exploration Plan • Civette (Block CI - 502), Murphy 90% (Op), PETROCI 1 10% • Targeting spud 4Q 2025 • Mean to upward gross resource potential • 440 MMBOE – 1,000 MMBOE Additional Two Wells To Be Drilled 2026 • Hibou (Block CI - 709), Murphy 90% (Op), PETROCI 1 10% • Mean to upward gross resource potential • 410 MMBOE – 1,260 MMBOE • Caracal (Block CI - 102), Murphy 90% (Op), PETROCI 1 10% • Mean to upward gross resource potential • 150 MMBOE – 360 MMBOE Continuing to Mature Additional Portfolio Opportunities Tano Basin Murphy WI Block Other Block Discovery Key Producing Field Key Exploration Project Murene 1X CÔTE D’IVOIRE GHANA CI - 102 CI - 531 CI - 103 CI - 709 Baleine Pecan TEN Jubilee Sankofa Paon Civette CI - 502 50 0 kilometers Caracal Hibou

24 www.murphyoilcorp.com NYSE: MUR 24 LOOKING AHEAD

25 www.murphyoilcorp.com NYSE: MUR 25 North America Onshore Locations 50 Years of Robust Inventory With Low Breakeven Rates Diversified, Low Breakeven Portfolio • Multi - basin portfolio provides optionality in all price environments • Focus on capital efficiency • Culture of continuous improvement leads to value - added shared learnings Eagle Ford Shale and Kaybob Duvernay > 20 years of inventory < $50 / BBL WTI ~ 50 years of total inventory > 15 years of Eagle Ford Shale inventory < $50 / BBL WTI Tupper Montney ~ 50 years of inventory Eagle Ford Shale and Kaybob Duvernay – Oil Remaining Locations 0 200 400 600 < $50 $50 - $55 $55 - $60 > $60 Breakeven Oil Price (US$ / BBL WTI) Eagle Ford Shale Kaybob Duvernay Tupper Montney – Natural Gas Remaining Locations 0 100 200 300 < $1.37 $1.37 - $1.42 $1.42 - $1.49 $1.49 - $1.65 Breakeven Natural Gas Price (US$ / MCF AECO) As of Dec 31, 2024 Note: Breakeven rates are based on estimated costs of a 4 - well pad program at a 10% rate of return. Tupper Montney inventory ass umes an annual 15 - well program. Eagle Ford Shale and Kaybob Duvernay combined inventory, and Eagle Ford Shale standalone inventory, assume an annual 30 - well program

26 www.murphyoilcorp.com NYSE: MUR 26 Offshore Development Opportunities Multi - Year Inventory of High - Return Projects Diversified, Low Breakeven Opportunities in Offshore Portfolio • Multi - year inventory of identified offshore projects in current portfolio • Maintaining annual offshore production of > 90 MBOEPD with average annual CAPEX of ~$450 MM from FY 2026 – FY 2030 Identified Offshore Project Portfolio Percent MMBOE by Area As of Dec 31, 2024 Note: Breakeven rates are based on current estimated costs at a 10% rate of return Gulf of America SE Asia Offshore Canada 80% 11% 9% 17% 26% 10% 7% 12% 28% 2025 2026 2027 2028 2029 2030+ Resources To Be Developed By Year Percent MMBOE by Year Projects Include 22 projects 18 projects 193 MMBOE of total resources with < $ 40 / BBL WTI breakeven 7 6 MMBOE of total resources with $ 40 to $ 60 / BBL WTI breakeven ~270 MMBOE 40 Projects

Near-Term Strategy…

Maintaining Modest Production Growth From Current Assets While Testing Material Upside

2025-2026 Asset Plan

Existing Producing Assets

Generating Low, Single-Digit Production Growth

- Offshore: Executing high-return, oil-weighted projects
- Eagle Ford Shale: Maintaining production at 30 – 35 MBOEPD
- Tupper Montney: Maintaining gross production near 500 MMCFD plant capacity

Near-Term Organic Growth

Progressing High-Impact Projects

- Lac Da Vang (Golden Camel): Targeting first oil in Vietnam in 4Q 2026
- Hai Su Vang (Golden Sea Lion): Continuing appraisal of oil discovery in Vietnam
- Paon: Submitting field development plan in Côte d'Ivoire by 4Q 2025
- Drilling meaningful exploration wells in Vietnam, Côte d'Ivoire and Gulf of America that test unrisked prospective resources five times current offshore proved reserves[1]

Maintaining Murphy 3.0[2] and Strengthening Balance Sheet

- Allocating a minimum of 50% of adjusted FCF[3] to share buybacks and potential dividend increases
- Progressing towards long-term debt goal of ~$1.0 BN

Strategy is as of Jan 28, 2025. Assumes $72.50 WTI oil price, $3.25 Henry Hub natural gas price and no exploration success

1 Offshore reserves of ~160 MMBOE are based on SEC year-end 2024 audited proved reserves and exclude noncontrolling interests

2 Murphy 3.0 is when long-term debt is less than or equals $1.3 BN. During this time, a minimum of 50% of adjusted FCF is allocated to share buybacks and potential dividend increases, with the remainder of adjusted FCF allocated to the balance sheet

3 Adjusted FCF is defined as cash flow from operations before working capital change, less capital expenditures, distributions to NCI and projected payments, quarterly dividend and accretive acquisitions

MURPHY OIL CORPORATION
75 YEARS OF INSPIRED ENERGY SOLUTIONS
www.murphyoilcorp.com
NYSE: MUR
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…Sets Up For Long-Term Success

Multi-Basin Portfolio Provides Long Runway of Opportunities

Long-Term Asset Plan

Existing Producing Assets

Prioritizing offshore growth while maintaining onshore investment optionality

- Gulf of America and offshore Canada: Continue to execute long runway of development projects
  - ~270 MMBOE total resources with < $60 / BBL WTI breakeven
- Eagle Ford Shale and Kaybob Duvernay: Maintain production with future optionality to increase
  - ~50 years of inventory[1]
- Tupper Montney: Well-positioned to benefit from advantaged pricing with new Canadian LNG projects and increasing natural gas demand
  - ~50 years of inventory[2]

Future Organic Growth

Focused international and Gulf of America exploration

- Targeting ~10-15% of annual CAPEX allocated to exploration
- Lac Da Vang (Golden Camel): Targeting first oil by 4Q 2026
- Hai Su Vang (Golden Sea Lion): Targeting first oil late in the decade
- Côte d'Ivoire: Progressing field development and exploration program

Delivering Production Growth and Returning Capital to Shareholders

- Annual CAPEX of $1.1 – $1.3 BN delivers low, single-digit production growth with > 50% oil weighting
- Reinvesting an average ~50% of cash flow from operations
- Maintaining capital allocation framework with ample adjusted FCF[3] to continue cash returns to shareholders
- Allocating remaining adjusted FCF[3] to strengthen balance sheet and fund exploration success
- Achieving metrics that are consistent with an investment grade rating

Strategy is as of Jan 28, 2025. Assumes $75 WTI oil price, $3.75 Henry Hub natural gas price and no exploration success

1 Eagle Ford Shale and Kaybob Duvernay combined inventory assumes an annual 30-well program

2 Tupper Montney inventory assumes an annual 15-well program

3 Adjusted FCF is defined as cash flow from operations before working capital change, less capital expenditures, distributions to NCI and projected payments, quarterly dividend and accretive acquisitions

MURPHY OIL CORPORATION
75 YEARS OF INSPIRED ENERGY SOLUTIONS
www.murphyoilcorp.com
NYSE: MUR
28

29 www.murphyoilcorp.com NYSE: MUR 29 INVESTOR UPDATE MARCH 2025

30 www.murphyoilcorp.com NYSE: MUR 30 Appendix Non - GAAP Definitions and Reconciliations Glossary of Abbreviations 1Q 2025 Guidance Supplemental Information Current Fixed Price Contracts Acreage Maps 1 2 3 4 5 6

31 www.murphyoilcorp.com NYSE: MUR 31 Non - GAAP Financial Measure Definitions and Reconciliations The following list of Non - GAAP financial measure definitions and related reconciliations is intended to satisfy the requirements of Regulation G of the Securities Exchange Act of 1934, as amended. This information is historical in nature. Murphy undertakes no obligation to publicly update or revise any Non - GAAP financial measure definitions and related reconciliations.

32 www.murphyoilcorp.com NYSE: MUR 32 Non - GAAP Reconciliation Adjusted Free Cash Flow Murphy defines adjusted free cash flow (a non - GAAP financial measure) as net cash provided by continuing operations activities, before non - cash working capital changes, less property additions and dry hole costs, acquisitions of oil and natural gas properties, distributions to NCI, dividends, withholding tax on stock - based inventive awards, and other p ayments such as debt tender and issuance costs and contingent consideration payments. Management believes adjusted free cash flow is important information to provide as it is used by management to evaluate the C omp any’s ability to generate additional cash from business operations. Adjusted free cash flow is a non - GAAP financial measure and should not be considered a substitute for other financial measures as determined in accordance wi th accounting principles generally accepted in the United States of America. Murphy’s definition of adjusted free cash flow is limited and does not represent residual cash flows available for discretion ary expenditures due to the fact that the measure does not deduct the payments required for debt service and other obligations or payments made for business acquisitions. Adjusted free cash flow as reported by Murphy may not be co mpa rable to similarly titled measures used by other companies, and should be considered in conjunction with other performance measured prepared in accordance with generally accepted accounting principles (GAAP). Ther efo re, we believe it is important to view adjusted free cash flow as supplemental to our entire statement of cash flows. Year Ended – Dec 31, 2023 Year Ended – Dec 31, 2024 (Millions of dollars) 1,748.8 1,729.0 Net Cash provided by continuing operations activities (GAAP) 1 (1,066.0) (908.2) Property additions and dry hole costs 99.4 (74.9) Net increase (decrease) in non - cash working capital (35.6) - Acquisition of oil and natural gas properties 746.6 745.9 Free Cash Flow (Non - GAAP) (29.4) (118.6) Distribution to NCI (171.0) (180.0) Dividend - (40.6) Debt tender and issuance costs (60.2) - Contingent consideration payments (14.3) (25.3) Withholding tax on stock - based incentive awards 471.6 381.4 Adjusted Free Cash Flow (Non - GAAP) 1 Includes noncontrolling interest in MP GOM

33 www.murphyoilcorp.com NYSE: MUR 33 Glossary of Abbreviations AECO: Alberta Energy Company, the Canadian benchmark price for natural gas BBL: Barrels (equal to 42 US gallons) BCF: Billion cubic feet BCFE: Billion cubic feet equivalent BN: Billions BOE: Barrels of oil equivalent (1 barrel of oil or 6,000 cubic feet of natural gas) BOEPD: Barrels of oil equivalent per day BOPD: Barrels of oil per day CAGR: Compound annual growth rate D&C: Drilling and completions DD&A: Depreciation, depletion and amortization EBITDA: Income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: Income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses EFS: Eagle Ford Shale EUR: Estimated ultimate recovery F&D: Finding and development G&A: General and administrative expenses GOA: Gulf of America IP: Initial production rate LOE: Lease operating expense MBO: Thousands barrels of oil MBOE: Thousands barrels of oil equivalent MBOEPD: Thousands of barrels of oil equivalent per day MBOPD: Thousands of barrels of oil per day MCF: Thousands of cubic feet MCFD: Thousands cubic feet per day MM: Millions MMBOE: Millions of barrels of oil equivalent MMCF: Millions of cubic feet MMCFD: Millions of cubic feet per day NGL: Natural gas liquids ROR: Rate of return R/P: Ratio of reserves to annual production SCF: Standard cubic feet TCF: Trillion cubic feet WI: Working interest WTI: West Texas Intermediate (a grade of crude oil)

34 www.murphyoilcorp.com NYSE: MUR 34 1Q 2025 Guidance Total (BOEPD) Gas (MCFD) NGLs (BOPD) Oil (BOPD) Producing Asset 25,900 21,400 4,000 18,300 US – Eagle Ford Shale 65,700 57,500 4,700 51,400 – Gulf of America excluding NCI 1 56,400 336,000 - 400 Canada – Tupper Montney 3,900 7,000 400 2,300 – Kaybob Duvernay 10,900 - - 10,900 – Offshore 200 - - 200 Other 159,000 – 167,000 1Q Production Volume (BOEPD) excl. NCI 1 $26 1Q Exploration Expense ($ MM) $1,135 – $1,285 Full Year 2025 CAPEX ($ MM) excl. NCI 2 174,500 – 182,500 Full Year 2025 Production Volume (BOEPD) excl. NCI 3 1 Excludes noncontrolling interest of MP GOM of 6,000 BOPD oil, 200 BOPD NGLs and 2,400 MCFD natural gas 2 Excludes noncontrolling interest of MP GOM of $26 MM 3 Excludes noncontrolling interest of MP GOM of 5,900 BOPD oil, 300 BOPD NGLs and 2,300 MCFD natural gas 2025E Accrued CAPEX by Quarter $ MM $425 $280 $275 $230 $0 $100 $200 $300 $400 $500 1Q 2025E 2Q 2025E 3Q 2025E 4Q 2025E

35 www.murphyoilcorp.com NYSE: MUR 35 Current Fixed Price Contracts End Date Start Date Price (MCF) Volumes (MMCF/D) Type Commodity 12/31/2025 1/1/2025 C$2.75 40 Fixed Price Forward Sales at AECO 1 Natural Gas 12/31/2026 1/1/2026 C$3.03 50 Fixed Price Forward Sales at AECO 1 Natural Gas As of Feb 19 , 2025 1 These contracts are for physical delivery of natural gas volumes at a fixed price, with no mark - to - market income adjustment AECO Price Risk Mitigation – Tupper Montney, Canada Current Hedge Position End Date Start Date Price (MCF) Volumes (MMCF/D) Type Commodity 1/31/2025 1/1/2025 US$3.20 20 NYMEX Swap Natural Gas 6/30/2025 2/1/2025 US$3.58 40 NYMEX Swap Natural Gas 9/30/2025 7/1/2025 US$3.65 60 NYMEX Swap Natural Gas 12/31/2025 10/1/2025 US$3.74 60 NYMEX Swap Natural Gas

36 www.murphyoilcorp.com NYSE: MUR 36 CONTINUED ENVIRONMENTAL STEWARDSHIP STRONG GOVERNANCE OVERSIGHT POSITIVELY IMPACTING OUR PEOPLE AND COMMUNITIES ADVANCING OUR CLIMATE GOALS 15 - 20% REDUCTION IN GHG EMISSIONS INTENSITY by 2030 compared to 2019 HIGHEST WATER RECYCLING VOLUME in company history ZERO ROUTINE FLARING by 2030 ZERO OFFSHORE SPILLS OVER 1 BBL since 2003 LOWEST EMISSIONS INTENSITIES since 2013 CONSISTENTLY OUTPERFORMING US Bureau of Labor Statistics for industry TRIR and LTIR in charitable contributions from 2020 to 2024 $20 MM more than students received El Dorado Promise scholarships since 2007 3,500 more than GHG INTENSITY GOAL IN ANNUAL INCENTIVE PLAN since 2021 Well - defined BOARD AND MANAGERIAL OVERSIGHT and management of ESG matters SUSTAINABILITY METRICS IN ANNUAL INCENTIVE PLAN weighting of 20% approved in 2023 fourth consecutive year of THIRD - PARTY ASSURANCE of GHG Scope 1 and 2 data CO 2 GHG Ongoing Commitment to Sustainability Goals Acting to Support All Stakeholders Note: Metrics reflect 2023 performance unless otherwise specified 1 Equal Employment Opportunity - 1 Report AWARDS AND RECOGNITION BEST PLACE FOR WORKING PARENTS ® in 2022, 2023, 2024 and 2025 UNITED STATES PRESIDENT’S VOLUNTEER SERVICE AWARD by the Houston Food Bank in 2021, 2022 and 2023 CHAIRMAN’S DIVISION by United Way of Greater Houston for past nine years NAMED ONE OF “AMERICA’S MOST RESPONSIBLE COMPANIES IN 2024” by Newsweek EEO - 1 1 FILINGS 35% minority representation among US employees

37 www.murphyoilcorp.com NYSE: MUR 37 24% 22% 54% 2024 Proved Reserves Maintaining Proved Reserves and Reserve Life • Total proved reserves of 713 MMBOE at YE 2024, 83% total reserve replacement • Added ~12 MMBOE of proved reserves for non - operated St. Malo primarily related to the waterflood project • 59% proved developed reserves with 42% liquids - weighting • Proved reserve life of 11 years Note: Production volumes, sales volumes, reserves and financial amounts exclude noncontrolling interest, unless otherwise sta ted Reserves are based on SEC year - end 2024 audited proved reserves 713 MMBOE 2024 Proved Reserves By Area US Onshore Offshore Canada Onshore 57% 58% 60% 57% 59% 0 100 200 300 400 500 600 700 800 YE 2020 YE 2021 YE 2022 YE 2023 YE 2024 Proved Developed Proved Undeveloped Proved Reserves MMBOE 37% 5% 58% 42 % Liquids - Weighted 2024 Proved Reserves By Product Oil NGL Natural Gas

38 www.murphyoilcorp.com NYSE: MUR 38 North America Onshore Well Locations Gross Remaining Locations Inter - Well Spacing (ft) Reservoir Net Acres Area 92 300 Lower EFS 10,155 Karnes 127 850 Upper EFS 99 1,100 Austin Chalk 174 600 Lower EFS 61,611 Tilden 51 1,200 Upper EFS 67 1,200 Austin Chalk 178 560 Lower EFS 47,733 Catarina 168 1,280 Upper EFS 136 1,600 Austin Chalk 1,092 119,549 Total Gross Remaining Locations Inter - Well Spacing (ft) Net Acres Area 114 984 28,064 Two Creeks 104 984 32,825 Kaybob East 95 984 26,192 Kaybob West 109 984 23,604 Kaybob North 422 110,685 Total Kaybob Duvernay Well Locations Eagle Ford Shale Operated Well Locations As of Dec 31, 2024 Gross Remaining Locations Inter - Well Spacing (ft) Net Acres Area 750 984 - 1,323 118,235 Tupper Montney Tupper Montney Well Locations

39 www.murphyoilcorp.com NYSE: MUR 39 Eagle Ford Shale Peer Acreage Acreage as of Jan 28, 2025

40 www.murphyoilcorp.com NYSE: MUR 40 Kaybob Duvernay Peer Acreage Paramount CNRL Murphy Kiwetinohk Cenovus Veren Whitecap Other Leased Open Crown Facility Battery PCC GMT Hitic Halo Acreage as of Jan 28, 2025 Cygnet Duvernay Energy 6 Miles Logan

41 www.murphyoilcorp.com NYSE: MUR 41 Acreage as of Jan 28, 2025 ARC Montney Tourmaline Montney Advantage Montney Other Competitors Open Crown Shell Montney Ovintiv Montney Birchcliff Montney TCPL Pipeline Murphy Facility Battery Murphy Pipeline 0 10 Miles Peyto Montney Tupper Montney Peer Acreage

42 www.murphyoilcorp.com NYSE: MUR 42 Gulf of America Murphy Blocks Acreage as of Jan 28, 2025 1 Excluding noncontrolling interest 2 Anadarko is a wholly - owned subsidiary of Occidental Petroleum PRODUCING ASSETS Murphy WI 1 Operator Asset 80% Murphy Cascade 86% Murphy Chinook 80% Murphy Clipper 56% Murphy Dalmatian 50% Murphy Front Runner 27% Shell Habanero 34% Murphy Khaleesi 59% Kosmos Kodiak 16% Anadarko 2 Lucius 24% Murphy Marmalard 65% Murphy Marmalard East 48% Murphy Medusa 34% Murphy Mormont 52% Murphy Neidermeyer 75% Murphy Powerball 50% Murphy Samurai 27% Murphy Son of Bluto II 20% Chevron St. Malo 24% W&T Tahoe Gulf of America Exploration Area Miles 50 0 Offshore Platform FPSO Murphy WI Block Discovery Key Exploration Project Kodiak Front Runner Medusa Guilder Silver Dollar West Silver Dollar Liberty Longclaw Powerball Ninja Cascade Chinook Lucius St. Malo Whydah/Leibniz/ Guadalupe Delta House Rushmore King’s Quay Ocotillo #1 Dalmatian S. Zephyrus Banjo #1 Cello #1

43 www.murphyoilcorp.com NYSE: MUR 43 Exploration Update Sergipe - Alagoas Basin, Brazil Asset Overview • ExxonMobil 50% (Op), Enauta Energia S.A. 30%, Murphy 20% • Hold WI in 9 blocks, spanning >1.6 MM gross acres • > 2.8 BN BOE discovered in basin • > 1.2 BN BOE in deepwater since 2007 • Evaluating next steps with partners Sergipe - Alagoas Basin All blocks begin with SEAL - M 0 50 Kilometers 351 428 430 503 505 501 575 573 637 Murphy WI Block Other Block Discovered Field BRAZIL Acreage as of Jan 28, 2025

44 www.murphyoilcorp.com NYSE: MUR 44 Exploration Update Potiguar Basin, Brazil Asset Overview • Murphy 100% (Op) • Hold WI in 3 blocks, spanning ~775 M gross acres • Proven oil basin in proximity to Pitu oil discovery Extending the Play Into the Deepwater • > 2.1 BBOE discovered in basin • Onshore and shelf • Pitu was first step - out into deepwater Potiguar Basin Petrobras/ Shell Shell Petrobras/ Shell Petrobras Petrobras Petrobras POT - M - 857 POT - M - 863 POT - M - 865 Pitu BRAZIL 0 50 Kilometers Murphy WI Block Other Block Discovered Field Acreage as of Jan 28, 2025

45 www.murphyoilcorp.com NYSE: MUR 45 INVESTOR UPDATE MARCH 2025